Eaton Vance Management

Two International Place

Boston, MA  02110

(617)482-8260

www.eatonvance.com

May 14, 2015

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

Attn:  Office of Filings, Information & Consumer Services

Re:

Eaton Vance Mutual Funds Trust (the “Registrant”) (1933 Act File No. 002-90946) on behalf of Eaton Vance Core Plus Bond Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated February 1, 2015 as revised May 1, 2105.  The purpose of the filing is to submit the 497(e) filing dated May 1, 2015 in XBRL for the Fund.

Please contact me at (617) 672-8539, or fax number (617) 672-1539 if you have any questions or comments.

Very truly yours,

/s/ Elizabeth Prall

Elizabeth Prall

Assistant Vice President